UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2008

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SKREEM ENTERTAINMENT CORP.

 (Exact name of registrant as specified in its charter)

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Nevada	000-52677	59-3608515
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

11637 Orpington Street, Orlando, Florida 32817

 (Address of Principal Executive Office) (Zip Code)

(407) 207-0400

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On April 22, 2008, Skreem Entertainment Corp. entered into a Acquisition Agreement (the “Agreement”), dated April 11, 2008, with Diversified Global Holdings (DGH), Inc., (“Diversified”) a Delaware corporation.  Pursuant to the terms of the Agreement the Registrant was to acquire 100% of the issued and outstanding shares of Diversified, totaling 1,500 shares, for the issuance of 20,000,000 shares of the Registrant.

On May 28, 2008, the Acquisition Agreement was cancelled by the parties.  Each party signed a release in favor of the other party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skreem Entertainment Corp.

By:	/s/ Charles Camorata
Charles Camorata President

Date:  May 30, 2008

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